                                                                EXHIBIT 99(A)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                        SEDA SPECIALTY PACKAGING CORP.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 23, 1997
                                      BY
                        SEAWOLF ACQUISITION CORPORATION
                    AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                              CCL INDUSTRIES INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY
         TIME, ON MONDAY, JULY 21, 1997, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Mail:                                  By Hand:                           By Overnight Courier:
        First Chicago Trust                      First Chicago Trust                      First Chicago Trust
        Company of New York                      Company of New York                      Company of New York
        Tenders & Exchanges                   ATTN: Tenders & Exchanges                   Tenders & Exchanges
          P. O. Box 2569                    c/o The Depository Trust Company           14 Wall Street, 8th Floor
        Suite 4660 -- SEDA                      55 Water Street DTC TAD                    Suite 4680--SEDA
Jersey City, New Jersey 07303-2569           Vietnam Veterans Memorial Plaza            New York, New York 10005
                                                 New York, New York 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC"), which are hereinafter collectively referred to as the "Book-Entry Transfer Facilities," pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares (as defined below) according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC OR PDTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution__________________________________________________

Check Box of Book-Entry Transfer Facility (check one):
  [_] DTC   [_] PDTC

Account Number_________________________________________________________________

Transaction Code Number________________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)_________________________________________________

Window Ticket Number (if any)__________________________________________________

Date of Execution of Notice of Guaranteed Delivery_____________________________

Name of Institution that Guaranteed Delivery___________________________________

Check Box of Book-Entry Transfer Facility if Delivered by Book-Entry Transfer (check one):
  [_] DTC  [_] PDTC

Account Number (if delivered by Book-Entry Transfer)___________________________

Transaction Code Number________________________________________________________

               BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

                        DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)          CERTIFICATE(S) TENDERED
         APPEAR(S) ON CERTIFICATES(S))           (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------
                                                            TOTAL NUMBER
                                                              OF SHARES            NUMBER OF
                                             CERTIFICATE     REGISTERED BY          SHARES
                                               NUMBER(S)*    CERTIFICATE(S)**       TENDERED**
                                             --------------------------------------------------
                                             --------------------------------------------------
                                             --------------------------------------------------
                                             --------------------------------------------------
                                             TOTAL SHARES
-----------------------------------------------------------------------------------------------

 *  Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered.
    See Instruction 4.
-----------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Seawolf Acquisition Corporation (the "Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of CCL Industries Inc., a Canadian corporation (the "Parent"), the above-described shares (the "Shares") of common stock, par value U.S. $0.001 per share (the "Common Stock"), of SEDA Specialty Packaging Corp., a Delaware corporation (the "Company"), at U.S. $29.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 23, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities ("Other Securities") or property issued or issuable in respect thereof on or after June 16, 1997) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any such Other Securities), or transfer ownership of such Shares (and any such Other Securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Shares and any such Other Securities for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any such Other Securities, all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints Wayne M.E. McLeod and Albert Gnat, and each of them or any other designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise such voting and other rights as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares (and any Other Securities) tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy is coupled with an interest in the Shares (and any Other Securities) tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any Other Securities) by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned with respect to such Shares (and any Other Securities) and no subsequent proxies may be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The Purchaser reserves the right to require that, in order for Shares (and any Other Securities) to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares (and any Other Securities), the Purchaser is able to exercise full voting and other rights of a record holder or beneficial holder, including rights in respect of acting by written consent, with respect to such Shares (and any Other Securities).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Other Securities) tendered hereby, and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Other Securities) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Other Securities issued to the undersigned on or after June 16, 1997, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC or PDTC as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

  Issue: [_] Check      [_] Certificate(s) to:

  Name
      -------------------------------------------------------------------
                                 (Please Print)
  Address
         ----------------------------------------------------------------

  -----------------------------------------------------------------------
                               (Include Zip Code)

  -----------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                   (See Substitute Form W-9 Included Herein)

  -----------------------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

   To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Shares Tendered."

  Issue: [_] Check      [_] Certificate(s) to:

  Name
      -------------------------------------------------------------------
                                 (Please Print)
  Address
         ----------------------------------------------------------------

  -----------------------------------------------------------------------
                               (Include Zip Code)

  -----------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                   (See Substitute Form W-9 Included Herein)

--------------------------------------------------------------------------------
                             STOCKHOLDERS SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
 _____________________________________________________________________________
 _____________________________________________________________________________
                           (Signature(s) of Owner(s))

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

  Dated____________________________________________________________, 1997

  Name(s)________________________________________________________________

  _______________________________________________________________________
                                 (Please Print)

  Capacity (full title)__________________________________________________

  Address _______________________________________________________________

  _______________________________________________________________________
                            (Include Zip Code)

  Area Code and Telephone Number_________________________________________

  Tax Identification or
  Social Security Number_________________________________________________

  _______________________________________________________________________
                      (See Substitute Form W-9 Below)
                            GUARANTEE OF SIGNATURES
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)
  Authorized Signature __________________________________________________

  Name __________________________________________________________________
                              (Please Print)

  Name of Firm __________________________________________________________

  Address _______________________________________________________________
                            (Include Zip Code)

  Area Code and Telephone Number ________________________________________

  Dated ___________________________________________________________, 1997

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Signatures on all Letters of Transmittal must be guaranteed by a recognized member of a Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at DTC or PDTC of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the certificates for all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Trading Days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate number and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares, evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if certificates for tendered shares are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check is to be issued in the name of and/or certificates for Shares not tendered or not purchased are to be returned to a person other than signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent or Dealer Manager at the telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

  9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, the Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

  10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the Substitute Form W-9 contained herein certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

  WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
                        PART I--PLEASE PROVIDE
  SUBSTITUTE FORM W-9   YOUR TIN IN THE BOX AT     _____________________
                        RIGHT AND CERTIFY BY       SOCIAL SECURITY NUMBER
                        SIGNING AND DATING
                        BELOW.

   Department of the                               OR ___________________
   Treasury Internal                                   EMPLOYER
    Revenue Service                                  IDENTIFICATION NUMBER

                                                   (If awaiting TIN write
                                                       "Applied For")

                        --------------------------------------------------------

  Payer's Request for   PART II--For Payees not subject to backup
       Taxpayer         withholding, see the enclosed Guidelines for
 Identification Number  Certification of Taxpayer Identification Number
         (TIN)          on Substitute Form W-9 and complete as
                        instructed therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under the penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or a Taxpayer Identification Number has not been issued to
     me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
     Internal Revenue Service ("IRS") or Social Security Administration
     office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
 (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------
 SIGNATURE______________________________     DATE_______________ 1997
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalities of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  Signature(s):__________________________    Dated:_______________________
--------------------------------------------------------------------------------

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 If you have any questions regarding the Offer, please contact the Information
                          Agent or the Dealer Manager:

                    The Information Agent for the Offer is:

                           [LOGO OF KISSEL BLAKE INC.]

                                110 Wall Street
                            New York, New York 10005

                     Banks and Brokers Call: (212) 344-6733
                   All Others Call Toll-Free: (800) 564-7733

                      The Dealer Manager for the Offer is:

                                THE BEACON GROUP
                            CAPITAL SERVICES, L.L.C.

                                399 Park Avenue
                            New York, New York 10022
                           Telephone: (212) 339-9108


                                             NAME(S) AND ADDRESS(ES)
                                             OF REGISTERED HOLDER(S)

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